UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                September 27, 2006
Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5

(Address of principal executive offices)		(Zip code)
(Registrant’s telephone number, including area code)                                416-596-7664
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
On September 27, 2006 Vitran Corporation Inc. issued a press release announcing that it is revising its annual earnings guidance for 2006. A copy of the press release is furnished as exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is furnished as part of this report :
Exhibit 99.1 — Press Release issued by Vitran Corporation Inc., dated September 27, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
Date: September 27, 2006		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release — dated September 27, 2006. Vitran Revises 2006 Annual Earnings Guidance